Exhibit 99.1

Cycurion (CYCU) Acquires Halo Privacy and HavenX to Build Comprehensive Secure Communications and Digital Defense Platform

MCLEAN, Va., May 07, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU) (“Cycurion” or the “Company”), a leader in AI-driven cybersecurity and national security solutions with trusted relationships across the U.S. Government, numerous leading corporations, and high-profile individuals across all industries, today announced it has executed a binding agreement to acquire Halo Privacy, an industry-leading secure communications company, and fully integrate its elite digital investigations and attribution arm, HavenX.
The Company expects to close the transaction within 45 days, as the required audit has been underway for the past several weeks. This acquisition builds on Cycurion’s disciplined growth strategy by delivering innovative new products and capabilities that directly address its clients’ evolving needs for security, privacy, proactive threat defense and operational efficiency.
This acquisition reflects CEO Kevin Kelly’s broader strategic vision to transform Cycurion into a technology-enabled, AI-first security company. Under Mr. Kelly’s leadership, Cycurion is executing a deliberate transformation—building a platform that delivers advanced cybersecurity, privacy, and digital defense capabilities not only to U.S. Government agencies and leading corporations, but increasingly to the retail consumer market. This expansion marks a significant evolution in Cycurion’s addressable market, democratizing access to enterprise-grade security tools for businesses and individuals of all sizes.
Halo Privacy, a pioneer in privacy- and security-first communications with more than 10 years of specialized expertise, brings approximately $7 million in revenue and $5.5 million in high-quality annual recurring revenue (ARR), with trailing ARR representing approximately 80% of revenue, along with a robust gross margin profile of approximately 55%. The transaction provides immediate top-line growth and substantial back-office cost synergies through streamlined operations, shared infrastructure, and operational efficiencies.
At its core is Halo Link, Halo Privacy’s groundbreaking secure and private messaging and voice application now available in the App Store. Purpose-built with state-of-the-art end-to-end encryption and true user anonymity, Halo Link delivers advanced privacy and security features designed to meet the most demanding operational and personal requirements.
HavenX completes the privacy and security portfolio with world-class digital investigation capabilities, including open-source intelligence (OSINT), cyber-harassment and defamation attribution, IP geolocation, breach-data correlation, and high-confidence threat-actor identification. As demonstrated in recent high-profile cases—such as the Nemesis investigation that successfully attributed coordinated defamation and harassment campaigns against Cycurion executives—HavenX transforms passive privacy into active, intelligence-driven defense.
The combined solution delivers powerful new synergies for public safety and national security users. U.S. Government and private-sector clients alike will now benefit from a single, trusted platform that pairs secure anonymous communications with real-time threat attribution and digital defense capabilities that directly enhance mission-critical operations, protect personnel and assets, and strengthen overall public safety posture.
“This acquisition exemplifies Cycurion’s continued execution of its growth strategy while serving our clients with cutting-edge new products,” said Kevin Kelly, CEO of Cycurion. “By uniting Halo Privacy’s revolutionary Halo Link technology and HavenX’s elite digital investigations expertise with our own cybersecurity architecture, we are delivering the most advanced privacy and defense ecosystem available. Our world-class team—comprised of top-tier professionals with extensive national security backgrounds—ensures our clients receive unmatched expertise and support.”

“My strategic plan for Cycurion has always been to harness the power of AI and advanced technology to reshape how security is delivered—moving from a services-driven model to a scalable, technology-enabled platform. Today, that means serving government and enterprise clients with unmatched capabilities. Tomorrow, it means bringing those same world-class tools to the retail consumer market, giving every individual and business the protection they deserve. This is how Cycurion plans to become a defining force across every segment of the security industry.”
The platform directly addresses the full spectrum of modern digital risks while providing immediate financial and operational value:
•Secure and anonymous communications via Halo Link;
•Advanced cryptography engineered to withstand tomorrow’s threats;
•Proactive threat attribution and intelligence powered by HavenX’s Nemesis-class capabilities;
•High-quality, recurring revenue with trailing ARR at approximately 80% of Halo’s revenue;
•Significant back-office synergies and accelerated growth;
•Expansion into the retail consumer market, delivering enterprise-grade privacy; and security tools to individuals and businesses of all sizes.
This strategic move positions Cycurion at the forefront of the rapidly expanding secure communications, digital privacy, and public safety technology markets.
About Halo Privacy
Halo Privacy, with more than 10 years of expertise, develops cutting-edge, privacy-first secure communication tools engineered for the highest security standards, including the revolutionary Halo Link app.
About HavenX
HavenX is a leading digital investigations and attribution firm focused on cyber-harassment, defamation tracking, OSINT, IP geolocation, breach intelligence, and high-confidence threat actor identification.
About Cycurion, Inc.
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of IT cybersecurity solutions and AI, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the operations and prospective growth of Cycurion’s business.
Certain statements in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1934, as amended. Any statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction contemplated by the binding agreement, including the likelihood, timing, structure or consummation of the transaction; the anticipated benefits of the transaction; the acceleration of the Company’s inorganic growth strategy; the continued execution on the Company’s backlog; and other statements that are not historical facts, including statements which may be accompanied by words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Cycurion and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, risks related to customer performance and satisfaction, contract modifications, delays or terminations, and the Company’s ability to fulfill contractual obligations, the outcomes of the Company’s investigations, any potential legal proceedings, or the future performance of the Company’s stock. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed by Cycurion with the U.S. Securities and Exchange Commission. Cycurion anticipates that subsequent events and developments may cause its plans, intentions, and expectations to change. Cycurion assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Cycurion’s plans and expectations as of any subsequent date.
Cycurion Investor Relations:
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investors@cycurion.com

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